Income Taxes - Summary of Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Net loss carryforwards	$ 42,281	$ 49,905
Fixed assets and intangibles	89	3,964
Research and development credits	3,808	2,661
Stock-based compensation	1,394	2,294
Other	846	728
Total deferred tax assets	48,418	59,552
Less: valuation allowance	(48,418)	(59,552)
Net deferred tax assets	$ 0	$ 0